EXHIBIT 10.1

SECURED LINE OF CREDIT AGREEMENT

            THIS SECURED LINE OF CREDIT AGREEMENT, dated as of May 12, 2008 (this “Agreement”), among Ecosphere Technologies, Inc., a Delaware corporation (the “Company” or the “Debtor”), Ecosphere Energy Solutions, Inc., a Florida corporation (“EES”), and the holders of the Company’s 12% Secured Convertible Notes in an amount up to $1,750,000 (collectively, the “Notes”) who are parties signatory hereto, their endorsees, transferees and assigns (collectively, the “Holders”), and Patrick Haskell, as secured party collateral agent (the “Agent”) for the Holders.

            WHEREAS, the Holders have severally agreed to lend money to the Company to be evidenced by the Notes;

            WHEREAS, in order to induce the Holders to make the loans evidenced by the Notes, the Debtor has agreed to execute and deliver to the Agent as collateral agent on behalf of the Holders, this Agreement and to grant the Agent on behalf of the Holders, a security interest in certain property of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes.

WHEREAS, in order to induce the Holders to make the loans evidenced by the Notes, EES has agreed to guarantee the Company’s obligations under this Agreement and the Notes;

            NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.

Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a)

“Collateral” means the collateral in which the Agent, for the ratable benefit of the Holders, is granted a security interest by this Agreement which shall consist of  the accounts receivable as more fully described in Schedule A (the “Security Interest”).  The Holders are not receiving a security interest in any intellectual property of the Company.

 (b)

“Guarantee” refers to the unconditional guarantee of payment of the Notes by EES a copy of which is attached as Exhibit C.

(c)

“Majority in Interest” means, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Notes at the time of such determination) of the Holders.

(d)

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of the Debtor to the Holders under this Agreement, the Notes, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Holders as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the  Debtor from time to time under or in connection with this Agreement, the Notes, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(e)

“Organizational Documents” means with respect to the Debtor or EES, the documents by which either party was organized under their certificates of incorporation and their bylaws.

(f)

“UCC” means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

(g)

“Units” shall mean the Notes and warrants to be issued to the Holders as consideration for the loans being made hereunder.  For each dollar lent to the Company under this Agreement, the Holder shall receive two Warrants, as defined below, one exercisable at $0.15 per share and one exercisable at $0.20 per share.

2.

Purchase and Sales of the Units.  On the terms and conditions contained in this Agreement, the Holders shall lend to the Company and the Company shall borrow from the Holders up to $1,750,000 from time-to-time.  The amounts borrowed shall be evidenced by the Notes to be issued to the Holders, a copy of which is annexed as Exhibit A.  As additional consideration for the making of the loans, the Company shall issue to the Holders five-year warrants to purchase the Company’s common stock exercisable at $0.15 per share and $0.20 per share in the form annexed as Exhibit B (the “Warrants”).  EES shall guarantee payment of the Notes in the form annexed as Exhibit C.

3.

Representations, Warranties, of the Company and EES.  The Company and EES jointly and severally represent and warrant to the Holders as of the date of this Agreement as follows:

(a)

The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of all Obligations of the Company under this Agreement and any related documentation and for the authorization, issuance and delivery of the Units being sold under this Agreement.   This Agreement and the Notes and Warrants each shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms.

(b)

The Units being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will have been duly and validly issued, and will be fully paid and nonassessable (except for the payment of the exercise price of the Warrants), will have been issued in compliance with all applicable state and federal securities laws, and will be free of any restrictions against transfer other than those set forth in this Agreement and applicable securities laws.

(c)

All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of the Company required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, shall have been obtained on or prior to the closing, except that any notices of sale that may be required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) or any state securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor.

(d)

The Debtor and EES have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto.  Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(e)

The Debtor and/or EES are the sole owners of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Agent for the ratable benefit of the Holders pursuant to this Agreement) covering or affecting any of the Collateral.

(f)

No written claim has been received that any Collateral or Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(g)

The Debtor and EES shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral unless either or both use their best efforts to deliver to the Agent promptly following such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Agent on behalf of the Holders a valid, perfected and continuing perfected first priority lien in the Collateral.

(h)

This Agreement creates in favor of the Agent a valid Security Interest in the Collateral, which Security Interest is held by the Agent for the ratable benefit of the Holders, securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following subsection, all Security Interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Agent on behalf of Holders.

 (i)

The Debtor and EES hereby authorize the Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

 (j)

The execution, delivery and performance of this Agreement by the Debtor  and EES does not (i) violate any of the provisions of any Organizational Documents of the Debtor or EES or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor and/or EES or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor’s debt or otherwise) or other understanding to which the Debtor or EES is a party or by which any property or asset of the Debtor or EES is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor and EES) necessary for the Debtor and EES to enter into and perform their obligations hereunder have been obtained.

(k)

The Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Agent for the ratable benefit of the Holders, until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Notes.  The Debtor hereby agrees to defend the same against the claims of any and all persons and entities. The Debtor shall safeguard and protect all Collateral for the account of the Agent for benefit of the Holders.  At the request of the Agent, the Debtor will sign and deliver to the Agent on behalf of the Holders at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

(l)

Except as provided in this Agreement, the Debtor and EES will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by the Debtor or EES in the ordinary course of their business and sales of inventory by the Debtor in its ordinary course of business) without the prior written consent of Agent. Provided, however, the Debtor and EES may sell any portion of the Collateral with at least 10 days’ prior notice to the Agent, and each Holder, with the proceeds (up to the amount of the principal balance of the Notes then outstanding together with accrued interest for a period of 90 days) shall be placed in escrow with the attorneys for the Debtor and utilized to prepay the Notes in accordance with the terms of the Notes.

(m)

The Debtor and EES shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n)

The Debtor and EES shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  The Debtor and EES shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least 30 days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

 (o)

The Debtor and EES shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Agent’s Security Interest in the Collateral.

(p)

The Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.

 (q)

The Debtor and EES will from time to time, at the joint and several expense of the Debtor and EES, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder on behalf of the Holders and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

4.

Representations and Warranties of the Holders.

(a)

Each Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Units set forth on the signature page.  This Agreement, when executed and delivered by each Holder, will constitute a valid and legally binding obligation of such Holder, enforceable against him, her or it in accordance with its terms.

(b)

Each Holder is acquiring the Units to be purchased by such Holder for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, such Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  Each Holder understands that the Units and common stock issuable upon conversion of the Note and exercise of the Warrants in accordance with their respective terms may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the

Note, the Warrants and the common stock or an available exemption from registration under the Securities Act, the securities comprising the Note must be held indefinitely.

(c)

Each Holder understands that the Units and any shares of common stock issuable upon conversion of the Note and exercise of the Warrants, are not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder for the sale contemplated by this Agreement and the issuance of the Units and any shares of common stock issuable upon conversion of the Note and exercise of the Warrants will bear a restrictive legend.

(d)

Each Holder acknowledges that the purchase of the Units and any shares of common stock issuable upon conversion of the Note and exercise of the Warrants, entails a high degree of risk, including the risk factors contained in filings by the Company with the Securities and Exchange Commission including its annual report on Form 10-KSB for the year ended December 31, 2007 and in other publicly available information.  These risks include, without limitation, the inability of the Company to achieve its business plan objectives, including the successful commercialization of its Ozonix™ process and the risk of a failure to pay in full the principal and interest of the Note in accordance with their terms.

(e)

Each Holder represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Agreement and the reasons for this offering of the Units, the business prospects of the Company, the risks attendant to the Company’s business, and the risks relating to an investment in the Company, including the terms and conditions of the Note and Warrants and further acknowledges that he has had an opportunity to obtain additional information (to the extent the Company possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Holder or to which such Holder had access. The Company will put such information in writing if requested by the Holder. Each Holder acknowledges the receipt (without exhibits) of the Company’s annual report on Form 10-KSB with respect to the year ended December 31, 2007, the current reports on Form 8-K (as well as any other reports) filed prior to the time the Holder submits his subscription.  These reports will be made available to the Holder upon written request by any Holder. Each Holder is relying solely upon these reports, other public information distributed by the Company and other written information prepared by the Company. Each Holder also acknowledges that the Company may pay a finder’s fee in connection with his investment; provided, however, that any such finder’s fee shall be the sole responsibility of the Company.

(f)

Each Holder represents that he is an “accredited holder” within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that he:

•

can bear the economic risk of such Holder’s investment;

•

has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the investment in the securities comprising the Note.

Further, the Holder:

•

has adequate means of providing for his, her or its current financial needs and contingencies,

•

is able to bear the substantial economic risks of an investment in the securities comprising the Note for an indefinite period of time,

•

has no need for liquidity in such investment,

•

has made commitments to investments that are not readily marketable which are reasonable in relation to the Holder’s net worth, and

•

can afford a complete loss of such investment.

(g)

Each Holder acknowledges that he, she or it is purchasing the securities comprising the Units for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned’s net worth and can afford a complete loss of such investment.

(h)

Each Holder has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the securities comprising the Units to evaluate the merits and risks of an investment in the securities comprising the Units and to make an informed investment decision with respect thereto.

(i)

Each Holder is not relying on the Company with respect to the tax and other economic considerations of an investment in the securities comprising the Units, and such Holder has relied on the advice of, or has consulted with, only the Holder’s own advisors.

(j)

Each Holder is not subscribing for the securities comprising the Units as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(k)

The information contained in this Agreement including Schedule C, is true and correct including any information which each Holder has furnished and will furnish to the Company with respect to such Holder’s financial position, business experience and residence, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to the Company’s acceptance of this Agreement and the depositing of the payments described above, each Holder will furnish such revised or corrected information to the Company.  The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Units.

(l)

Each Holder acknowledges that he has received notice of his possible right under applicable Florida law to rescind the purchase of the securities comprising the Units within three business days following the payment of the purchase price as set forth in Section 21 hereof.

5.

Each Holders’ Representations and Warranties Concerning Suitability of Accredited Investor, Etc.   Attached as Schedule C is a Suitability Questionnaire which shall be submitted by the Holders to the Company in addition to the signature page of this Agreement.

6.

Indemnification by the Holders.  Each Holder agrees to indemnify and hold the Company and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of the failure of such Holder to fulfill any of the material terms or conditions of this Agreement, or by reason of any material inaccuracy or omission in the information furnished by such Holder herein or any material breach of the representations and warranties made by such Holder on Schedule C.

7.

Grant of Security Interest in Collateral. As an inducement for the Holders to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Agent for the ratable benefit of the Holders a security interest in and to, a lien upon and a right of set-off against all of the Debtor’s right, title and interest of whatsoever kind and nature in and to, the Collateral.

8.

Defaults. The following events shall be “Events of Default”:

(a)   The failure to pay principal or any interest under any of the Notes when due;

(b)   Any representation or warranty of the Debtor or EES in this Agreement shall prove to have been incorrect in any material respect when made;

(c)   The failure by the Debtor or EES to observe or perform any of its obligations hereunder for 10 business days after delivery to the Debtor of notice of such failure by Agent; or

(d)

Any Event of Default under the Notes.

9.

Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Debtor and/or EES shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Agent on behalf of the Holders and shall forthwith endorse and transfer any such sums or instruments, or both, to the Agent which shall hold and distribute the same to the Holders, pro-rata in proportion to the respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations.

            10.

Rights and Remedies Upon Default.

(a)

Upon the occurrence and during the continuation of any Event of Default, the Agent, upon written request of the Majority in Interest, shall have the right to exercise all of the remedies conferred hereunder and under the Notes on behalf of Agent for the ratable benefit of the Holders.  In such event, the Holders, acting exclusively through the Agent, shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Agent, for the ratable benefit of the Holders, shall have the following rights and powers:

(i)   The Agent shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor and/or EES shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor's and/or EES’s premises or elsewhere, and make available to the Agent, without rent, all of the Debtor’s and/or EES’s respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)

Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof.

(iii)   The Agent shall have the right (but not the obligation) to operate the business of the Debtor and/or EES using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor and/or EES or right of redemption of the Debtor and/or EES, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Holders, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor and/or EES, which are hereby waived and released.

(b)

The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Agent sells any of the Collateral on credit, the Debtor and EES will only be credited with payments actually made by the purchaser.  In addition, the Debtor and EES waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)

Agent Appointed Attorney-in-Fact.  Company hereby irrevocably appoints Agent Company's attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, Agent or otherwise, from time to time after an Event of Default shall have occurred, in Agent's discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

(d)

Debtor and EES shall be obligated to assist the Holders in the liquidation of the Collateral upon an Event of Default.

11.

Costs and Expenses. The Debtor or EES agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent.  The Debtor and EES will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Holders, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holders under the Units. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

12.

Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor and EES contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

13.

Appointment of Agent.

(a)

The Holders hereby appoint Patrick Haskell, 1136 5th Avenue, Apt. 12C, New York, NY 10128, to act as their Agent  for purposes of exercising any and all rights and remedies of the Holders hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent which shall be effected only in accordance with Section 13(b).  The Agent shall have the rights, responsibilities and immunities set forth in Schedule D hereto.  The Debtor and EES shall be entitled to deal with the Agent on behalf of the Holders on all matters and all actions taken by the Agent shall be deemed conclusively to be approved by and binding upon all of the Holders until receipt of written notice of an appointment of a new Agent in accordance with Section 13(b) or resignation and replacement in accordance with Schedule D.

(b)

In the event that the Holders wish to appoint a new Agent, such appointment shall not be effective unless (i) the Holders submit written notice to Debtor and EES executed by a Majority in Interest, certifying that the Majority in Interest has, at a meeting or by written consent, relieved the previous Agent and appointed a new collateral agent  as Agent in accordance with the provisions of Schedule D, and further certifying that all non consenting Holders have received notice of the change in Agent and that the previous agent is no longer acting in such capacity, and (ii) the newly appointed Agent as collateral agent shall execute an agreement being to be bound by the terms of this Agreement and to act as Agent for the Holders.  Receipt of such notice shall be deemed binding upon all of the non executing Holders.

(c)  The Holders acknowledge that Patrick Haskell, as of the date of this Agreement, by himself holds a Majority in Interest.

14.

Severability.

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other.  The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

15.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

16.

Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

17.

Notices and Addresses.

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

The Company:

Ecosphere Technologies, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Attention:  Mr. Dennis McGuire

Facsimile:  (772) 781-4778

EES:

Ecosphere Energy Solutions, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Attention:  Mr. Dennis McGuire

Facsimile:  (772) 781-4778

The Agent:

Patrick Haskell

1136 5th Avenue

Apt. 12C

New York, NY 10128

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

18.

Attorneys’ Fees.

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

19.

Oral Evidence.

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

20.

Governing Law.

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

21.

Florida Blue Sky Legend.

 FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE

DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF DENNIS MCGUIRE AT THE ADDRESS SET FORTH IN SECTION 17 OF THIS AGREEMENT.

22.

Section or Paragraph Headings.

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Secured Line of Credit Agreement to be duly executed on the day and year first above written.

WITNESSES:

ECOSPHERE TECHNOLOGIES, INC.

___________________________

By: __________________________________

       Dennis McGuire, Chief Executive Officer

___________________________

ECOSPHERE ENERGY SOLUTIONS, INC.

By: ____________________________

       Dennis McGuire, President

____________________________

PATRICK HASKELL, as Collateral Agent

___________________________________

    Patrick Haskell

___________________________________

(Signatures of Holders)

PRINT NAME:

AMOUNT OF INVESTMENT $_________

ENTITY NAME (IF APPLICABLE):

____________________________________

TITLE OF SIGNER (IF APPLICABLE):

____________________________________

TAXPAYER IDENTIFICATION OR
SOCIAL SECURITY NO.:______________

RESIDENCE OR BUSINESS ADDRESS:

____________________________________

Street

____________________________________

City

State

Zip

MAILING ADDRESS (If different from business

address):

____________________________________

Street

____________________________________

City

State

Zip

EXHIBIT A

Form of Secured Convertible Note

THE SHARES REPRESENTED BY THIS CONVERTIBLE NOTE AND THE CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

SECURED CONVERTIBLE NOTE

$_________	May __, 2008

FOR VALUE RECEIVED, Ecosphere Technologies, Inc. (the “Company”), a Delaware corporation, hereby promises to pay to the order of _______________ (the “Holder”), at _______________________, or at such other office as Holder designates in writing to the Company, the principal sum of _________________________ Dollars ($_____________) together with interest thereon computed at the annual rate of twelve percent (12%) Interest shall be payable in arrears. Principal and interest shall be due and payable one year from the date of this Note unless this Note has been converted as provided below.  While in default, this Note shall bear interest at the rate of 18% per annum or such maximum rate of interest allowable under the laws of the State of Florida.  Payments shall be made in lawful money of the United States.  This Note is secured by the obligations under that certain Secured Line of Credit Agreement dated May 12, 2008 (the “Agreement”).  Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

1.

Conversion to Common Stock.  The Holder shall have the right to convert the principal and accrued interest of this Note in whole and not in part into (i) shares of common stock of the Company (“Common Stock”) at the rate of $0.15 per share as adjusted (the “Conversion Price”) at any time commencing six months and one day after the date of this Note.

2.

Anti-Dilution Protection.

(a)

In the event, prior to the payment of this Note, the Company shall issue any of its shares of Common Stock as a stock dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the shares obtainable pursuant to conversion of this Note shall be increased proportionately; and, conversely, in the event that the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such event, the number of shares of Common Stock obtainable pursuant to the conversion of this Note shall be decreased

1

proportionately.  Any dividend paid or distributed upon the Common Stock in shares of any other class of capital stock of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that the shares of Common Stock are issuable upon the conversion of the Note.  In the event that the Company shall pay a dividend consisting of the securities of any other entity or in cash or other property, upon conversion of this Note, the Holder shall receive the securities, cash, or property which the Holder would have been entitled to if the Holder had converted this Note immediately prior to the record date of such dividend.

(b)

In the event, prior to the payment of this Note, the Company shall be recapitalized by reclassifying its outstanding Common Stock (other than into shares of Common Stock with a different par value, or by changing its outstanding shares of Common Stock to shares without par value), or in the event the Company or a successor corporation, partnership, limited liability company or other entity (any of which is defined as a “Corporation”) shall consolidate or merge with or convey all or substantially all of its, or of any successor Corporation’s property and assets to any other Corporation or Corporations (any such other Corporation being included within the meaning of the term “successor Corporation” used in the context of any consolidation or merger of any other Corporation with, or the sale of all or substantially all of the property of any such other Corporation to, another Corporation or Corporations), or in the event of any other material change in the capital structure of the Company or of any successor Corporation by reason of any reclassification, reorganization, recapitalization, consolidation, merger, conveyance or otherwise, then, as a condition of any such reclassification, reorganization, recapitalization, consolidation, merger or conveyance, a prompt, proportionate, equitable, lawful and adequate provision shall be made whereby the Holder of this Note shall thereafter have the right to purchase, upon the basis and the terms and conditions specified in this Note, in lieu of the securities of the Company theretofore purchasable upon the conversion of this Note, such shares, securities or assets as may be issued or payable with respect to or in exchange for the number of securities of the Company theretofore obtainable upon conversion of this Note as provided above had such reclassification, reorganization, recapitalization, consolidation, merger or conveyance not taken place; and in any such event, the rights of the Holder of this Note to any adjustment in the number of shares of Common Stock obtainable upon conversion of this Note, as provided, shall continue and be preserved in respect of any shares, securities or assets which the Holder becomes entitled to obtain. Notwithstanding anything herein to the contrary, this Section 2 shall not apply to a merger with a subsidiary provided the Company is the continuing Corporation and provided further such merger does not result in any reclassification, capital reorganization or other change of the securities issuable under this Note.  The foregoing provisions of this Section 2(b) shall apply to successive reclassification, capital reorganizations and changes of securities and to successive consolidation, mergers, sales or conveyances.

(c)

In the event the Company, at any time while this Note shall remain outstanding, shall sell all or substantially all of its assets, or dissolves, liquidates, or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such sale, dissolution, liquidation, or winding up such that the Holder of this Note may thereafter receive, upon exercise hereof, in lieu of the securities of the Company which it would have been entitled to receive, the same kind and amount of any shares, securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with

2

respect to each common share of the Company; provided, however, that in the event of any such sale, dissolution, liquidation or winding up, the right to convert this Note shall terminate on a date fixed by the Company, such date so fixed to be not earlier than 6:00 p.m., New York time, on the 30th day after the date on which notice of such termination of the right to convert this Note has been given by mail to the Holder of this Note at such Holder’s address as it appears on the books of the Company.

(d)   In the event the Company issues or sells any securities including options, warrants or convertible securities at a price of or with an exercise or conversion price of less than $0.15 per share, then forthwith upon such issue or sale, the Conversion Price of this Note shall be reduced to the sale price or the exercise or conversion price of the securities issued or sold.

3.

Event of Default.  In the event the Company shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or seeking appointment of a receiver, custodian, trustee or other similar official for it or for all or any substantial part of its assets; or there shall be commenced against the Company, any case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 30 days; or there shall be commenced against the Company, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 10 days from the entry thereof; or the Company shall make an assignment for the benefit of creditors; or the Company shall be unable to, or shall admit in writing the inability to, pay its debts as they become due; or the Company shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the foregoing; then, or any time thereafter during the continuance of any of such events, the entire unpaid balance of this Note then outstanding, together with accrued interest thereon, if any, shall be and become immediately due and payable without notice of demand by Holder.  This Note is secured by the Agreement and is subject to all of its provisions.

4.

Prepayment.

(a)

If any time while this Note remains outstanding the Company sells the Collateral, then within 90 days of such sale, the Company must offer to use the proceeds of such sale to prepay the Holder the amount of principal outstanding plus any accrued interest on a pro-rata basis with the other holders of Notes under the Agreement. The Company acknowledges that the proceeds from the sale of the Collateral shall be held in trust for the benefit of the Holders.  Each Holder must affirmatively accept such offer or it shall be deemed rejected.  Furthermore, the Holder may reject such offer and chose to exercise his conversion rights pursuant to Section 1.

3

(b)

On at least 90-days’ prior written notice, the Company may prepay the Note and any accrued interest to the date of prepayment, subject to prior conversion.  Such an offer shall not be made with the proceeds of any Collateral, except as provided in Section 4(a).

5.

Mechanics of Conversion.  To convert the Note into Common Stock on any date (a "Conversion Date"), the Holder shall (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Florida Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company, and (ii) surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).  On or before the second (2nd) business day following the date of receipt of a Conversion Notice, the Company shall confirm that it has issued to the Holder the number of Common Stock to which the Holder shall be entitled, and shall return to the Holder a new Note with respect to the portion of the original Note which was not converted.  The person or persons entitled to receive the Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date.

6.

Miscellaneous.

(a)

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest.

(b)

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

(c)

This Note and the rights and obligations of the Holder and of the undersigned shall be governed and construed in accordance with the laws of the State of Florida.

(d)

If at any time commencing one year after the date of this Note, the Holder requests that any stock certificates issued or to be issued upon conversion of this Note shall not have any restrictive legend, the Company shall cause its counsel to promptly issue any necessary legal opinion in order to remove the restrictive legend from any such stock certificates.

(e)

If at any time commencing six months after the date of this Note, the Holder requests that any stock certificates issued or to be issued upon conversion of this Note shall not have any restrictive legend because  the shares of Common Stock have been publicly sold, and the Company has complied with the current public information requirements of Rule 144(c) under the Securities Act of 1933, the Company shall cause its counsel to promptly issue any necessary legal opinion in order to remove the restrictive legend from any such stock certificates.

[Remainder of Page Intentionally Left Blank.]

4

IN WITNESS WHEREOF, the Company has caused this Note to be executed on the day and year first written above.

By:  _________________________________

Dennis E. McGuire

Chief Executive Officer

5

EXHIBIT I

CONVERSION NOTICE

Reference is made to the Convertible Note (the "Note") issued to the undersigned by Ecosphere Technologies, Inc., (the "Company").  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the principal and accrued interest of the Note indicated below into Common Stock of the Company, as of the date specified below.

Date of Conversion:
Please confirm the following information:
Conversion Price:
Number of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)

6

EXHIBIT B

Form of Warrant

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: __________, 200__

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF ECOSPHERE TECHNOLOGIES, INC.

THIS IS TO CERTIFY that, for value received, __________________ (collectively, the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, _____________________ shares of Ecosphere Technologies, Inc., a Delaware corporation (the “Company”) common stock, $0.01 par value per share (“Common Stock”), and to receive certificates for the Common Stock so purchased.  The exercise price of this Warrant is $0.15 [$0.20] per share, subject to adjustment as provided below (the “Exercise Price”).

1.

Exercise Period and Vesting.  This Warrant may be exercised by the Holders at any time through 5:00 p.m., New York time, ______________, 20___ (the “Exercise Period”) [five years from funding].  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

2.

Exercise of Warrant.  This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period.  Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by number of underlying shares being purchased (the “Purchase Price”), in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, together with presentation and surrender to the Company of this Warrant with an executed subscription agreement in substantially the form attached hereto as Exhibit A (the “Subscription”). Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below).  With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment of the Purchase Price is received by the Company

1

(the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Warrant.  In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date.  In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.

3.

Transferability and Exchange.

(a)

This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to the Company that such transfer is not in violation of the Securities Act of 1933 (“Securities Act”), and any applicable state securities laws.  Subject to the satisfaction of the aforesaid condition, this Warrant and if the underlying shares of Common Stock may not all be sold under Rule 144 of the Securities Act, the shares of Common Stock shall be transferable from time to time by the Holders upon written notice to the Company.  If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only registered Holders may enforce the provisions of this Warrant against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

(b)

This Warrant is exchangeable upon its surrender by the Holders to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of shares underlying this Warrant).

4.

Adjustments to Exercise Price and Number of Shares Subject to Warrant.  The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of Common Stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)

In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide its outstanding

2

shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holders of the Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Warrant had been exercised immediately prior to such date, the Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

In case the Company shall fix a record date for the making of a distribution of cash, evidences of indebtedness or assets, or subscription rights or warrants to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair  Market Value  per share of Common Stock on such record date, less the amount of cash to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the  Fair Market Value per share of Common Stock.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.  When determining Fair Market Value of the Company’s Common Stock, Fair Market Value  shall mean:  (i) if the principal trading market for such securities is a national securities exchange including The Nasdaq Stock Market, or the Over-the-Counter Bulletin Board (“OTCBB”) (or a similar system then in use), the last reported sales price on the principal market the trading day immediately prior to such record date; or (ii) if subsection (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Sheets, the average of the high bid and low ask prices so reported for the trading day immediately prior to such record date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

(c)

Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

3

(d)

In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holders of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(e)

If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (any a “Transaction”), lawful and adequate provision shall be made whereby the Holders shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holders would have owned immediately after the Transaction if the Holders have exercised this Warrant immediately before the effective date of the Transaction.

(f)

In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

(g)

In the event the Company issues or sells any securities including options, warrants or convertible securities at a price of or with an exercise or conversion price of less than $0.15 per share, then forthwith upon such issue or sale, the Exercise Price of all the warrants shall be reduced to the sale price or the exercise or conversion price of the securities issued or sold.

5.

No Registration Rights.  The Warrant has not been registered under the Securities Act.  Unless (i) the appropriate period under Rule 144 of the Securities Act has expired so that the shares may be sold without restrictions of any kind, or (ii) an effective registration statement exists with a current prospectus for the shares of Common Stock, upon exercise, the stock certificates shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel to the issuer of these securities that an exemption from registration under the Securities Act is available”.

6.

Reservation of Shares.  The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of

4

Common Stock issuable upon the full exercise of this Warrant.  The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

7.

Notices to Holders.  Upon any adjustment of the Exercise Price (or number of shares of Common Stock issuable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holders written notice of such adjustment.  Such notice shall include the Exercise Price (and/or the number of shares of Common Stock issuable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holders a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least 10 days prior to the earliest date therein specified.

8.

No Rights as a Stockholder.  This Warrant does not entitle the Holders to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth. Provided, however, the Company shall not enter into any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holders with 10 days’ prior written notice.

9.

Additional Covenants of the Company.  For so long as the Common Stock is listed for trading or trades on any national securities exchange including The Nasdaq Stock Market or the OTCBB, the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing or qualifications for trading of such shares.

The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

5

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the generality of the foregoing, the Company (a) shall comply with Section 6 of this Warrant and have available sufficient shares of Common Stock to be issued from time to time upon exercise of this Warrant, (b) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

10.

Successors and Assigns.  This Warrant shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and permitted assigns.

11.

Notices.  The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”).  Any notice hereunder shall be given by Federal Express or other overnight delivery service for delivery on the next business day if to the Company, at its principal executive office and, if to the Holders, to their address shown in the Ledger of the Company; provided, however, that either the Company or the Holders may at any time on three days’ written notice to the other designate or substitute another address where notice is to be given.  Notice shall be deemed given and received after a Federal Express or other overnight delivery service is delivered to the carrier.

12.

Severability.  Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

13.

Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of choice of laws thereof.

14.

Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

15.

Entire Agreement.  This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holders with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

Ecosphere Technologies, Inc. By: ___________________________ Dennis E. McGuire Chief Executive Officer

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Exhibit A

SUBSCRIPTION FORM

(To be Executed by the Holders to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the “Stock”) of Ecosphere Technologies, Inc.  (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Warrant (the “Warrant”), and hereby makes payment of $_______ therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering _______ shares of Common Stock received upon exercise of the Warrant, which shares have an aggregate fair market value equal to the Purchase Price as required in Section 2 of the Warrant].  The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing the Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Warrant.

I further agree that the Company may place stop transfer orders with its transfer agent having the same effect as the above legend.  The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________
Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________

Exhibit B

ASSIGNMENT

(To be Executed by the Holders to Effect Transfer of the Attached Warrant)

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:________________________

Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

Dated:________________________

Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

EXHIBIT C

Form of Guarantee

IN ORDER TO induce the investors (the “Holders”) to lend money to Ecosphere Technologies, Inc. (the “Debtor”) under that certain Secured Line of Credit Agreement (the “Agreement”) dated May 12, 2008, in the amount of $1,750,000, the undersigned (the “Guarantor”) agrees to, without deduction by reason of set-off, defense or counterclaim, unconditionally guarantee the payment of the Notes to be issued under the Agreement, a copy of which is annexed hereto as Exhibit A and any and all renewals, continuations, modifications, supplements and amendments thereof.  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

The Guarantor hereby waives notice of acceptance hereof and all notices and demands of any kind to which it may be entitled, including without limitation all demands of payment on, and notice of non-payment, protest and dishonor to it of the Debtor.  The Guarantor further waives notice of and hereby consents to any agreement or arrangement whatever with the Holders or anyone else, including without limitation agreements and arrangements for payment extensions, subordination, composition, arrangement, discharge or release of the whole or any part of said obligations or offset indebtedness, contracts or agreements or other guarantors, or the change or surrender of any or all security, or for compromise, whether by way of acceptance or part payment or returns of subrogation, reimbursement or indemnity whatsoever.  Nothing shall discharge or satisfy the Guarantor’s liability hereunder except for full performance and payment of the said obligations and indebtedness with interest.

The Guarantor agrees that, if an Event of Default under the Agreement or Notes occurs, any and all of the obligations hereunder shall, at the Holders’ option, forthwith become due and payable without notice.

This instrument is a continuing guarantee, which shall remain in full force and effect and shall not be terminable so long as the aforementioned Notes or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect.

To the extent the Holders receives payment on account of the Notes guaranteed hereby, which payment is thereafter set aside or required to be repaid by the Holders in whole or in part, then, to the extent of any sum not finally retained by the Holders, regardless of whether such sum is recovered from the Holders, by the Debtor, any trustees or any other party acting for, on behalf of, or through the Debtor or its representatives, my obligation to the Holders created by this Guarantee, as amended, modified or supplemented shall remain in full force and effect (or be reinstated) until the Debtor shall have made payment to the Holders therefor to the extent required hereunder, which payment shall be due upon demand.

This instrument cannot be changed or terminated orally, shall be interpreted according to the laws of the State of Florida shall be binding upon my successors, heirs and assigns, and shall inure to the benefit of the Holders’ successor and assigns.

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IN WITNESS WHEREOF, we have hereunto set our hand and seal as of this  day of May, 2008.

ECOSPHERE ENERGY SOLUTIONS, INC.

_________________________

By:___________________________________

      Dennis McGuire, President

_________________________

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